                                                                   EXHIBIT 10.22


                                 REFERENCED DATA

Any reference in this lease to the following subjects shall incorporate therein the data stated for the subject(s) in this Section:


DATE OF LEASE:                              SEPTEMBER 12, 2002
LANDLORD:                                   CANPRO INVESTMENTS LTD., a
                                            corporation organized under the laws
                                            of Canada and authorized to transact
                                            business in the State of Florida

LANDLORD'S ADDRESS:                         621 N.W. 53RD STREET, STE. 100, BOCA
                                            RATON, FLORIDA 33487


TENANT:                                     WACKENHUT CORRECTIONS CORPORATION

TENANT'S ADDRESS BEFORE
OCCUPANCY:                                  4200 WACKENHUT DRIVE, SUITE 100
                                            PALM BEACH GARDENS, FLORIDA
                                            33410-4243

TENANT'S ADDRESS AFTER
OCCUPANCY:                                  621 NW 53RD STREET, SUITE 700, BOCA
                                            RATON, FLORIDA 33487

DEMISED PREMISES:                           THIRTY FIVE THOUSAND SIX HUNDRED
                                            SIXTY EIGHT (35,668) rentable square
                                            feet on the SEVENTH (7TH) floor of
                                            the Building. For all purposes
                                            hereof the Building shall be deemed
                                            to contain TWO HUNDRED THIRTY SEVEN
                                            THOUSAND, THREE HUNDRED THIRTY ONE
                                            (237,331) rentable square feet,
                                            regardless of the actual number of
                                            square feet found to be in the
                                            Leased Premises.

LEASE TERM:                                 TEN (10) years.

ESTIMATED DATE OF SUBSTANTIAL
COMPLETION:                                 APRIL 1, 2003


RENTAL COMMENCEMENT DATE:                   THE EARLIER OF A) TENANT OCCUPANCY
                                            AND RECEIPT OF CERTIFICATE OF
                                            OCCUPANCY B) APRIL 1, 2003

EXPIRATION DATE OF LEASE
TERM:                                       MARCH 31, 2013


RENT IS DUE ON THE FIRST (1ST) DAY OF EACH MONTH AND IS DELINQUENT IF NOT PAID WITHIN TEN (10) DAYS FROM WRITTEN NOTICE FROM LANDLORD.


MINIMUM ANNUAL RENT:


From April 1, 2003 through March 31, 2004, Four Hundred Sixty-Three Thousand Six Hundred Eighty-Four and 00/100 Dollars ($463,684.00) or Thirty-Eight Thousand Six Hundred Forty and 33/100 Dollars ($38,640.33) per month, which is based upon






                                                                 Initials ______

                                                                          ______
the annual rate of Thirteen and 00/100 Dollars ($13.00) per rentable square foot.

From April 1, 2004 through March 31, 2005, Four Hundred Seven-Seven Thousand Five Hundred Ninety-Four and 52/100 Dollars ($477,594.52) or Thirty-Nine Thousand Seven Hundred Ninety-Nine and 54/100 Dollars ($39,799.54) per month, which is based upon the annual rate of Thirteen and 39/100 Dollars ($13.39) per rentable square foot.

From April 1, 2005 through March 31, 2006, Four Hundred Ninety-One Thousand Nine Hundred Twenty-Two and 36/100 Dollars ($491,922.36) or Forty Thousand Nine Hundred Ninety-Three and 53/100 Dollars ($40,993.53) per month, which is based upon the annual rate of Thirteen and 79/100 Dollars ($13.79) per rentable square foot.

From April 1, 2006 through March 31, 2007, Five Hundred Six Thousand Six Hundred Eighty and 03/100 Dollars ($506,680.03) or Forty-Two Thousand Two Hundred Twenty-Three and 34/100 Dollars ($42,223.34) per month, which is based upon the annual rate of Fourteen and 20/100 Dollars ($14.20) per rentable square foot.

From April 1, 2007 through March 31, 2008, Five Hundred Twenty-One Thousand Eight Hundred Eighty and 43/100 Dollars ($521,880.43) or Forty-Three Thousand Four Hundred Ninety and 04/100 Dollars ($43,490.04) per month, which is based upon the annual rate of Fourteen and 63/100 Dollars ($14.63) per rentable square foot.

From April 1, 2008 through March 31, 2009, Five Hundred Thirty-Seven Thousand Five Hundred Thirty-Six and 84/100 Dollars ($537,536.84) or Forty-Four Thousand Seven-Hundred Ninety-Four and 74/100 Dollars ($44,794.74) per month, which is based upon the annual rate of Fifteen and 07/100 ($15.07) per rentable square foot.

From April 1, 2009 through March 31, 2010, Five Hundred Fifty-Three Thousand Six Hundred Sixty-Two and 95/100 Dollars ($553,662.95) or Forty-Six Thousand One Hundred Thirty-Eight and 58/100 Dollars ($46,138.58) per month, which is based upon the annual rate of Fifteen and 52/100 Dollars ($15.52) per rentable square foot.

From April 1, 2010 through March 31, 2011, Five Hundred Seventy Thousand Two Hundred Seventy-Two and 83/100 Dollars ($570,272.83) or Forty-Seven Thousand Five Hundred Twenty-Two and 74/100 Dollars ($47,522.74) per month, which is based upon the annual rate of Fifteen and 99/100 Dollars ($15.99) per rentable square foot.

From April 1, 2011 through March 31, 2012, Five Hundred Eighty-Seven Thousand Three Hundred Eighty-One and 02/100 Dollars ($587,381.02) or Forty-Eight Thousand Nine Hundred Forty-Eight and 42/100 Dollars ($48,948.42) per month, which is based upon the annual rate of Sixteen and 47/100 Dollars ($16.47) per rentable square foot.

From April 1, 2012 through March 31, 2013, Six Hundred Five Thousand Two and 45/100 Dollars ($605,002.45) or Fifty Thousand Four Hundred Sixteen and 87/100 ($50,416.87) per month, which is based upon the annual rate of Sixteen and 96/100 Dollars ($16.96) per rentable square foot.


                                                                 Initials ______

                                                                          ______

TENANT'S INITIAL SHARE OF
TAXES AND OPERATING EXPENSES
FOR THE BUILDING AND FOR
OCCUPIED PREMISES:                          THREE HUNDRED NINE THOUSAND TWO
                                            HUNDRED FORTY ONE AND 56/100 DOLLARS
                                            ($ 309,241.56)


TENANT'S PROPORTIONATE SHARE
OF THE BUILDING:                            15.03%

PERMITTED USES:                             General Office

SECURITY DEPOSIT:                           $ N/A




WITNESSES:                       LANDLORD:
                                 CANPRO INVESTMENTS LTD.


                                  By:
------------------------             ------------------------------------------
                                  Ofer Drucker, Vice President of Finance



                                  TENANT:
                                  WACKENHUT CORRECTIONS CORPORATION


                                  By:
------------------------                ---------------------------------------
                                        John J. Bulfin
                                        Senior Vice President
                                        General Counsel




                                                                 Initials ______

                                                                          ______

                                  OFFICE LEASE


THIS LEASE made and entered into as of the 12TH day of SEPTEMBER, 2002 by and between CANPRO INVESTMENTS LTD., a corporation organized under the laws of Canada and authorized to do business in the State of Florida (hereinafter referred to as "Landlord") and WACKENHUT CORRECTIONS CORPORATION (hereinafter referred to as "Tenant").


                              W I T N E S S E T H:

1.       DEMISED PREMISES.

         A. Landlord is the Owner of a tract of land situated at 621 N.W. 53rd Street, Boca Raton, Florida, more particularly described in Exhibit "A" attached hereto. Upon said tract is located a multistory building known as ONE PARK PLACE OF BOCA (hereinafter referred to as the "Building"), a parking garage, surrounding parking areas and driveways (collectively called the "Parking Facilities") and curbs, sidewalks, fountains, parks and plazas. The tract, along with the Building, Parking Facilities and all other improvements presently or hereafter located upon the tract, are hereinafter collectively referred to as the "Property".

         B. Landlord, for the term and subject to the provisions and conditions hereof, shall lease to Tenant, and Tenant shall accept from Landlord, certain space more particularly described by the cross-hatched area on the floor plans annexed hereto as Exhibit "B", which for all purposes hereof shall be deemed to contain THIRTY FIVE THOUSAND SIX HUNDRED SIXTY EIGHT (35,668) rentable square feet on the SEVENTH 7TH floor of the Building, (the "Demised Premises"), together with a license for the duration of the term of the Lease to use the parking spaces (the "Parking Spaces") described in the Parking Space Schedule attached hereto as Exhibit "C", at the rates set forth therein, for parking of VEHICLES automobiles of Tenant and Tenant's invitees and employees and for no other purpose. TENANT ACKNOWLEDGES THE DEMISED PREMISES TO BE THIRTY FIVE THOUSAND SIX HUNDRED SIXTY EIGHT (35,668) RENTABLE SQUARE FEET ALL PERSONAL PROPERTY CURRENTLY LOCATED IN THE DEMISED PREMISES SHALL BE REMOVED BY LANDLORD AS DIRECTED BY TENANT AND THE BALANCE REMAINING SHALL BE PART OF THE DEMISED PREMISES. ALL EXISTING TENANT IMPROVEMENTS, SUCH AS SPRINKLERS, CEILINGS ETC. SHALL BE INCLUDED IN THE DEMISED PREMISES.

         C. The Demised Premises shall be used for general office purposes and for no other purposes.

         D. The use and occupation by Tenant of the Demised Premises shall include the non-exclusive use, in common with others entitled thereto, of the common areas, employees' parking areas, service roads, loading facilities, sidewalks and customer car parking areas as such common areas now exist or as such common areas may hereafter be constructed, and other facilities as may be designated from time to time by Landlord, subject however to the terms and conditions of this agreement and to the rules and regulations for the use thereof as prescribed from time to time by Landlord.

2.       TERM.



                                                                 Initials ______

                                                                          ______

         A. The term of this Lease shall commence on the EARLIER OF (1) APRIL 1, 2003 (THE "COMMENCEMENT DATE"); OR (2) THE DATE DEMISED PREMISES ARE OCCUPIED BY TENANT AND RECEIPT OF CERTIFICATE OF OCCUPANCY and end at 12:00 Midnight on the last day of the month in which the TENTH (10TH) anniversary of the Rental Commencement Date occurs, unless sooner terminated as herein provided.

         OPTION TO EXTEND

         TENANT SHALL HAVE THE OPTION TO EXTEND THE LEASE TERM FOR TWO (2) ADDITIONAL PERIOD OF FIVE (5) YEARS, IF TENANT SHALL NOT BE IN DEFAULT OF ANY OF ITS OBLIGATIONS UNDER THE LEASE, UPON THE SAME TERMS AND CONDITIONS SAVE AND EXCEPT FOR: (I) THE PREMISES SHALL BE EXTENDED ON AN "AS-IS" BASIS IN THAT LANDLORD SHALL NOT BE REQUIRED TO PERFORM ANY WORK ON, TO OR FOR THE PREMISES:
(II) THERE SHALL BE NO FURTHER OPTION TO EXTEND; (III) MINIMUM ANNUAL RENT SHALL BE IN ACCORDANCE WITH "FAIR MARKET VALUE" THE OPTION TO EXTEND IS ALSO CONDITIONAL UPON TENANT PROVIDING LANDLORD WRITTEN NOTICE BY CERTIFIED MAIL OF ITS EXERCISE OF THE EXTENSION (THE "OPTION TO EXTEND" NO LATER THAN NINE (9) MONTHS PRIOR TO THE COMMENCEMENT OF THE EXTENSION TERM. IF TENANT DULY AND TIMELY GIVES LANDLORD THE EXTENSION NOTICE, THE TERM OF THIS LEASE SHALL BE AUTOMATICALLY EXTENDED FOR THE EXTENSION TERM WITHOUT THE EXECUTION OF AN EXTENSION OR RENEWAL LEASE AND DURING THE EXTENSION TERM. LANDLORD AND TENANT SHALL BE BOUND BY ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE (SUBJECT TO RENTAL ADJUSTMENT PROVISIONS SET FORTH HEREIN) AS IF THE EXTENSION TERM WERE PART OF THE INITIAL TERM.


3.       CONSTRUCTION OF LEASEHOLD IMPROVEMENTS.

         A. TENANT shall construct all of the improvements required to ready the Demised Premises for occupancy by Tenant in accordance with plans and specifications to be prepared by Tenant's Architect (the "Plans and Specifications), AND APPROVED BY LANDLORD WITHIN FIVE (5) BUSINESS DAYS, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD. IF THE PLANS AND SPECIFICATIONS ARE PREPARED BY GEORGE WHITE ARCHITECT, THEY SHALL BE DEEMED APPROVED BY LANDLORD.

         B. Within 5 days of Landlord approving the Plans and Specifications, and receiving the appropriate government permit, TENANT OR TENANT'S contractor shall commence the construction of the Leasehold Improvements in accordance with the Plans and Specifications and diligently pursue the completion of the Leasehold Improvements, which shall be completed in a good and workmanlike manner and in accordance with all applicable governmental codes and regulations.

         C. All work on the Leasehold Improvements shall be performed by qualified, responsible contractors selected by TENANT AND APPROVED BY LANDLORD. H.A. CONTRACTING INC. IS APPROVED BY LANDLORD AS CONTRACTOR. DEMOLITION MAY BEGIN PRIOR TO APPROVAL OF THE INITIAL PLANS AND SPECIFICATIONS PROVIDED NECESSARY PERMITS ARE OBTAINED FOR DEMOLITION.




                                                                 Initials ______

                                                                          ______

         D. Tenant shall not suffer any mechanics' or materialmen's lien to be filed against the Demised Premises by reason of work, labor, services or materials performed or furnished to Tenant or anyone holding any part of the Demised Premises under Tenant. Tenant agrees that it will make full and prompt payment of all sums necessary to pay for the costs of all repairs and permitted alterations, improvements, changes and other work done by or for the benefit of Tenant in or to the Demised Premises and further agrees to indemnify and save harmless Landlord from and against any and all costs and liabilities incurred by Landlord against any all construction, mechanics', materialmen's, laborers' and other statutory or common law liens arising out of or from such work, or the cost thereof, which may be asserted, claimed or changed against all or any part of the Leased Demised Premises. Notwithstanding anything to the contrary set forth in this Lease, the interest of Landlord in all or any part of the Demised Premises shall not subject to any liens of any kind for improvements or work made or done by or at the instance, of for the benefit, of Tenant whether or not the same shall be made or done by or at the permission or by agreement between Tenant and Landlord, and it is agreed that in no event shall landlord, or the interest of Landlord in the Demised Premises, or any portion thereof, be liable for or subjected to construction, mechanics', materialmen's, laborers' or other statutory or common law liens for improvements or work made or done by or at the instance of Tenant, or concerning which Tenant is responsible for payment under the terms hereof or otherwise, and all persons dealing with or contracting with Tenant or any contractor of Tenant are hereby put on notice of these provisions. In the event any notice, claim or lien shall be asserted or recorded against the interest of Landlord in the Demised Premises, or any portion thereof, on the account of or extending from any improvement or work made or done by or at the instance, or for the benefit, of Tenant, or any person claiming by, through or under Tenant, or from any improvement or work the cost of which is the responsibility of Tenant, then Tenant agrees to have such notice, claim or lien canceled, discharged, released or transferred to other security in accordance with applicable Florida Statutes within ten (10) days after notice to Tenant by Landlord, and in the event Tenant fails to do so, Tenant shall be considered in default under this Lease with like effect as if Tenant shall have failed to pay an installment of rent when due and within any applicable grace period provided for the payment thereof. In the event of Tenant's failure to release of record any such lien within the aforesaid period, Landlord may remove said lien by paying the full amount thereof or by bonding or in any other manner Landlord deems appropriate, without investigating the validity thereof, and irrespective to the fact that Tenant may contest the propriety of the amount thereof, and Tenant, upon demand, shall pay Landlord the amount so paid out by Landlord in connection with the discharge of said lien, together with interest thereon, at the rate of 18% and reasonable expenses incurred in connection therewith, including reasonable attorneys' fees, which amounts are due and payable to Landlord as additional rent on the first day of the next following month. Nothing contained in this Lease shall be construed as consent on the part of Landlord to subject Landlord's estate in the Demised Premises to any lien or liability under the lien laws of the State of Florida. Tenant's obligation to observe and perform any of the provisions of this Section shall survive the expiration of the Lease Term or the earlier termination of this Lease.

         E. Tenant shall not create or suffer to be created a security interest or other lien against any improvements, additions or other construction made by Tenant in or to the Demised Premises or against any equipment or fixtures


                                                                 Initials ______

                                                                          ______
installed by Tenant therein (other than Tenant's property), and should any security interest be created in breach of the foregoing, Landlord shall be entitled to discharge the same by exercising the rights and remedies afforded it under Paragraph A of this Section.

                  F. Upon Tenant's opening of the Demised Premises, Tenant shall furnish to Landlord lien waivers from the general contractor, sub-contractors and materialmen who provided work, labor, services or material to Tenant.

         G. Landlord shall provide Tenant with an improvement allowance (the "Improvement Allowance"), which shall be applied to the cost of completing the Leasehold Improvements, in an amount equal to EIGHT HUNDRED NINETY ONE THOUSAND SEVEN HUNDRED AND 00/100 DOLLARS ($891,700.00) HELD IN AN ESCROW ACCOUNT PER ATTACHED ESCROW AGREEMENT TO BE FUNDED WITHIN TEN (10) BUSINESS DAYS OF EXECUTION OF THIS LEASE.

         H. Tenant shall be responsible for performing, at Tenant's sole expense, any work in addition to the Leasehold Improvements to be constructed by Landlord as set forth above. If Tenant desires to perform any additional improvements beyond the Leasehold Improvements to be constructed by Landlord, Tenant shall cause Plans and Specifications for such additional work to be prepared and submit the same to Landlord for Landlord's approval. Any such approved additional work, shall be performed by responsible contractors and subcontractors approved by Landlord. All such contractors shall furnish in advance and maintain in effect workmen's compensation insurance in accordance with statutory requirements and comprehensive public liability insurance (naming Landlord and Landlord's manager and mortgagee as additional insureds) with limits satisfactory to Landlord and each shall, prior to commencement of any work, comply with the Mechanic's Lien Law of the State of Florida. All work shall be performed in such manner and at such time so as to avoid interference with any work being done by Landlord or its contractors and subcontractors at the Property generally. Landlord shall, however, allow Tenant access for such work prior to the Rental Commencement Date. Tenant and its contractors and subcontractors shall be solely responsible for the transportation, safekeeping and storage of materials and equipment used in the performance of its work, for the removal of waste and debris resulting therefrom and for any damage caused by them to any installations or work performed by Landlord or its contractors and subcontractors. Tenant's contractors and subcontractors shall be subject to the general administrative supervision of Landlord for scheduling purposes, but Landlord shall not be responsible for any aspect of the work performed by Tenant's contractors or subcontractors. All work shall be performed in a good and workmanlike manner, in accordance with applicable building codes and other governmental requirements, and shall be diligently prosecuted to completion. No work shall adversely affect the structural integrity of the Building or the Demised Premises, nor shall such work diminish the value of the Building or the Demised Premises. Upon the completion of Tenant's work, Tenant shall deliver to Landlord and/or comply with the following: (1) Tenant's affidavit stating that Tenant's work has been completed; (2) an Affidavit of all contractors and all laborers and material suppliers stating that they have all been paid in full and that all liens therefor that have been filed have been discharged of record or



                                                                 Initials ______

                                                                          ______
waived; (3) a complete release and waiver of lien with respect to the Demised Premises, executed by said contractor or contractors supplying labor and/or materials for Tenant's work; and (4) all certificates and approvals with respect to Tenant's work that may be required by any governmental authorities as a condition for the issuance of a Certificate of Occupancy for the Demised Premises. Landlord or Landlord's representative shall, during the course of construction and after completion of construction of the Demised Premises, have the right to inspect the Demised Premises to verify construction and completion in accordance with the approved Plans and Specifications. It is agreed that Tenant assumes the entire responsibility and liability for any and all injuries or death of any and all persons, including Tenant's contractor or subcontractors, and their respective employees, and for any and all damages to property caused by, or resulting from or arising out of, any act or omission on the part of the Tenant, Tenant's contractor or subcontractors, or their respective employees, in the prosecution of the Tenant's work, and with respect to such work, Tenant agrees to indemnify and save harmless Landlord from and against any losses and/or expenses including reasonable legal fees and expenses, which it may suffer or pay as a result of claims or lawsuits due to, because of, or arising out of any and all such injuries or death and/or damage, whether real or alleged and Tenant and Tenant's contractor and/or subcontractors shall assume and defend at their own expense all such claims or lawsuits. Tenant agrees to insure this assumed liability in its comprehensive general liability policy and the Certificate of Insurance or copy of the policy that the Tenant will present to Landlord prior to commencement of Tenant's work shall so indicate such contractual coverage.

         I. LEASE IS NOT CONTINGENT UPON ISSUANCE OR APPROVAL OF PERMITS.

4.       MINIMUM ANNUAL RENTAL.

         A. TENANT SHALL PAY MINIMUM RENT ANNUALLY IN ACCORDANCE WITH THE SCHEDULE SET FORTH ON THE REFERENCED DATA SHEET.

                  B. Concurrently with each monthly installment of Minimum Annual Rent, Tenant shall pay Tenant's Proportionate Share of Taxes and Operating Expenses of the Building and Tenant's Proportionate Share of the occupied premises in the Building (the numerator of which is the rentable square foot area of the Tenant's premises and the denominator shall be the weighted average of occupied premises in the Building during the year in question), the amount due from Tenant for its use of the Parking Spaces as provided in Exhibit "C" hereof, together with Sales Tax on all of the above and all other sums which are due to Landlord under the terms of this Lease (all such sums being hereinafter collectively referred to as "Additional Rent"). The Minimum Annual Rental and Additional Rent are hereinafter sometimes collectively referred to as "Rent".

         C. If the Rental Commencement Date occurs on a day other than the first
(lst) day of the month, Rent from the Rental Commencement Date until the first
(lst) day of the following month shall be prorated (calculated on the basis of a thirty (30) day month) and shall be payable in advance of the Rental Commencement Date (and, in such event, the installment of Rent paid at execution hereof shall be applied to the Rent due for the first (1st) full calendar month of the term hereof).

         D. The Minimum Annual Rental shall be adjusted annually in accordance with the Minimum Annual Rent schedule on the anniversary of each Rental Commencement date.


                                                                 Initials ______

                                                                          ______

         E. Adjustments to the Minimum Annual Rental under Paragraph 4D hereof shall be effective as of each applicable Adjustment Date. Tenant shall pay the Minimum Annual Rental so adjusted for each Lease Year in twelve (12) equal monthly installments upon receipt of a written statement from Landlord ("Landlord's Statement of Minimum Annual Rental") setting forth (i) the new Minimum Annual Rental for the Lease Year following the applicable Adjustment Date and (ii) the difference, if any, between the Minimum Annual Rental paid by Tenant on and after the applicable Adjustment Date and the amount of Minimum Annual Rental actually due from Tenant on and after any applicable Adjustment Date because of adjustments made in accordance with Paragraph 3D hereof. Tenant shall, immediately with the next installment of rent due after receipt of Landlord's Statement of Minimum Annual Rental, begin to pay the new Minimum Annual Rental. Within ten (10) days after the receipt of such Landlord's Statement of Minimum Annual Rental, Tenant shall pay the full amount of any deficiency in the amounts of the monthly installments of Minimum Annual Rental theretofore made between the Adjustment Date and the date of receipt of Landlord's Statement of Minimum Annual Rental as set forth in Subparagraph (ii) of this Paragraph. Tenant shall not be in default under the terms of this Lease for failure to pay the full amount of Minimum Annual Rental, as newly adjusted under Paragraph 4D hereof, until Tenant has received Landlord's Statement of Minimum Annual Rental and has theretofore failed to pay the installments of Minimum Annual Rental or any deficiency due as set forth under this Paragraph 4E. Nothing contained herein shall relieve Tenant of the responsibility to pay Minimum Annual Rental at the prior Lease Year's rate until such time as it has received Landlord's statement of the new Minimum Annual Rental.

         F. Landlord shall provide electricity to the Demised Premises which shall be included in the Operating Expenses. In no event shall the Landlord be liable for any injury to the Tenant's servants, agents, employees, customers and invitees or for any injury or damage to the Demised Premises or to any property of the Tenant or to any property of any other person, firm or corporation on or about the Demised Premises caused by an interruption or failure in the supply of any such electricity to the Demised Premises. In the event that any other Tenant or Tenants incur consumption of electricity which materially exceeds the average component of the operating expenses inequitably, Landlord shall delete the usage cost of excess of the average consumption in calculating the operating expenses for billing to Tenant. In the event of an interruption, Landlord agrees to use reasonable effort and due diligence to remedy the interruption, provided such remediation is in Landlord's control.

         G. All sums payable by Tenant under this Lease, whether or not stated to be Minimum Annual Rental or Additional Rent, shall be collectible by Landlord as Rent, and in the event of a default in payment thereof, Landlord shall have the same rights and remedies as for a failure to pay Minimum Annual Rental (without prejudice to any other right or remedy available thereof).

         H. If Landlord, at any time or times, shall accept said Rent or any other sum due to it hereunder after same shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any of Landlord's rights hereunder.



                                                                 Initials ______

                                                                          ______

         I. All Rent and other sums due to Landlord hereunder shall be payable without demand, deduction, set-off, or counterclaim at the office address of Landlord first above given, or at such other address as Landlord may designate, from time to time, by written notice to Tenant.

5.       TAXES AND OPERATING EXPENSES.

         A. As used in this Paragraph 5, the following terms shall be defined as hereinafter set forth:

                  (1) "Taxes" shall mean all real estate taxes and assessments, transit taxes, and any other federal, state, city, county or other local governmental charges or charges by any school, drainage or other special improvement district, (but not including income taxes or any other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of real estate taxes or limited solely to income from real property), general or special, ordinary or extraordinary, foreseen or unforeseen, which may now or hereafter be levied, assessed or imposed upon the Property or with respect to the ownership thereof. Taxes shall also include any personal property taxes imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the Property for the operation thereof. If, due to a future change in the method of taxation, any franchise, income, profit or other tax, however designated, shall be levied, assessed or imposed in substitution, in whole or in part, for (or in lieu of) any tax which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included within Taxes as defined herein, Taxes shall also include all of Landlord's expenses, including, but not limited to, attorney's fees incurred by Landlord in any effort to minimize taxes; provided, however, that Landlord shall have no obligation to undertake any contest, appeal or other procedure to minimize taxes. TENANT'S SHARE OF REAL ESTATE TAXES WILL BE BASED UPON THE MAXIMUM ALLOWABLE DISCOUNT. ANY SPECIAL ASSESSMENTS SHALL BE ASSESSED OVER THE TERM ALLOWABLE FOR THE ASSESSMENT.

                  (2) Subject to adjustment as herein before provided, "Tenant's Proportionate Share" for all purposes of this Lease shall be deemed to be 15.03 percent.

                  (3) "Tenant's Initial Share" shall mean Tenant's initial share of Taxes and Operating Expenses which is estimated by Landlord to be THREE HUNDRED NINE THOUSAND TWO HUNDRED FORTY ONE AND 56/100 Dollars ($ 309,241.56) for the first calendar year. A CAP OF 5% PER ANNUM EXCLUDING TAXES, ELECTRIC, AND INSURANCE SHALL BE APPLIED TO THE TERM OF THE LEASE.

                  (4) (a) "Operating Expenses" shall mean all expenses incurred by Landlord in the operation, repair, replacements, maintenance, protection, inspection and management of all or any portion of the Property and shall include, without limitation:

                           (i) operation, repair, replacement, maintenance,
inspection, protection and management of the systems and components of the Building or any portion thereof;

                           (ii) wages, salaries, fees and other compensation
(and taxes imposed upon employers in connection therewith) and fringe benefits paid to persons employed by Landlord or Landlord's managing agent, including but not limited to social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions,



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


hospitalization, welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other cost or expense which Landlord pays or incurs to provide benefits for employees so engaged in the operation, maintenance, protection and repair of the Property, excluding any overtime wages or salaries paid for providing extra services to specific tenants which is directly chargeable to and paid by such tenants;

                           (iii) contract costs of independent contractors hired
for the operation, maintenance, inspection, protection or repair of the Property or any portion thereof, including but not limited to, service, materials and supplies included in such contract costs;

                           (iv) costs of electricity, steam, water, sewer, and
all other utilities consumed in the operation, repair, maintenance, inspection management of the Property (excluding utilities consumed within space occupied by tenants, which are metered to and paid directly by tenants);

                           (v) cost of all insurance carried by Landlord for the
Property, including, but not limited to, all risk or fire and extended coverage (including windstorm and flood coverage), elevator, boiler, sprinkler leakage, water damage, public liability and property damage, plate glass, rental insurance, and workmen's compensation, but excluding any charge for increased premiums due to acts or omissions of any tenants of the Property because of extra risks which are reimbursed to Landlord by such other tenants;

                           (vi) alterations, additions or improvements to the
non-rentable portions of the Property (hereinafter, the "Common Areas") which benefit all tenants thereof, or which are made to decrease the Operating Expenses of the Property;

                           (vii) all materials, supplies, tools and equipment
purchased or rented to maintain and keep the Property in good condition and repair;

                           (viii) legal, accounting and other professional
expenses incurred in connection with the Operation, maintenance, repair, protection and management of the Property;

                           (ix) reasonable reserves for the operation,
maintenance, repair, protection and management of the Property;

                           (x) janitorial service for the Building and Parking
Facilities, including, but not limited to, the cost of window cleaning, uniforms, supplies and sundries;

                           (xi) cleaning costs for the Property including the
facade, windows, and sidewalks and trash removal and the cost of all labor, supplies, equipment and materials incidental to such cleaning;

                           (xii) management fees of the managing agent for the
Property, if any, and if there is no managing agent, or if the managing agent is affiliated with Landlord, management fees shall be an amount customarily charged


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                                       11
for the management of a first class office building by an independent managing agent in the County of Palm Beach, Florida;

                           (xiii) the cost of repainting, redecorating, or
refurbishing any part of the Property, including the cost of displays, plantings or decorations for the lobby, balconies and other public portions of the Property; and

                           (xiv) the amortized portion of the cost of any
capital improvements or alterations made to the Property which is either required by law (or governmental regulation), required by any insurance company issuing insurance carried by Landlord or intended by Landlord to reduce Operating Expenses (including but not limited to energy costs), it being understood that such amortization shall be in accordance with generally accepted accounting principles and shall include interest at the rate incurred by Landlord in connection with the installation of the capital improvement or alteration;

                           (xv) any and all sums for landscaping, ground
maintenance, sanitation control, cleaning, lighting, Parking Facilities and driveway maintenance, line striping and resurfacing, equipment and fixture replacement, fire protection, and security;

                           (xvi) depreciation of hand tools and other moveable
equipment used in the repair, maintenance or operation of the Property; and

                           (xvii) all other expenses whether or not hereinabove
mentioned which in accordance with generally accepted accounting and management principles would be considered as an expense for the repair, maintenance, protection and operation of the Property by virtue of the ownership thereof.

                  (b) The term "Operating Expenses" shall not include: (1) the cost of painting, decorating, or installing fixtures or equipment in space for the purposes of preparing the space for occupancy by a tenant; (2) wages, salaries or fees paid to executive personnel of Landlord; (3) the cost of any repair or replacement item which, by standard accounting practice, should be capitalized, except as described above; (4) any charge for depreciation, interest or rents paid or incurred by Landlord, except as described above; (5) any charge for Landlord's income tax, excess profit taxes, franchise taxes or similar taxes on Landlord's business; (6) leasing commissions; or the following:

1.       cost of alteration of tenant space;

2. capital improvements (except for amortized costs for capital improvements in accordance with GAAP, where the purpose is to reduce operating expenses or made for the purpose of complying laws not in effect on the beginning of the term;

3.       leasing fees or commissions;

4.       payments to affiliate's of Lessor in excess of market amounts;

5.       all costs attributable to financing or refinancing the Building;

6.       depreciation;

7. advertising and marketing expenses for the Building, including signs identifying the owner of the Building;

8. costs for the benefit of one or more but not all tenants (other than common area expenses);

9. legal, space planning, construction and other expenses incurred procuring tenants for the Building or renewing or amending leases with existing tenants or occupants of the Building;


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                                       12

10.      all costs associated with leasing, marketing or selling the Building;

11. fines or penalties incurred by Landlord due to violation by Landlord or other tenants of governmental laws or regulations;

12. any expense for which the Landlord receives reimbursement from third parties, such as insurance or warranty reimbursements;

13. costs incurred in connection with a sale, refinancing or other change of ownership of the Building;

14. late payment fees or penalties charged so long as Tenant has timely paid its bills to Landlord;

15. salaries and wages and other benefits paid to on behalf of employees above the level of property manager of the building, or other relatives of any principals of Landlord;

16.      costs of formation and continuation of Landlord;

17.      charitable or political contributions;

18. costs to INITIALLY comply with any laws in effect prior to the commencement date of the term;

19. costs related to the negligence of Landlord or its agents, employees or contractors or the violation by Landlord of the terms of any lease of space in the Building;

20. costs related to the presence of hazardous materials in the Building, unless caused by Tenant;

21. Landlord's general corporate overhead and general and administrative expense;

22.      costs arising from STRUCTURAL latent defects in the Building;

23.      entertainment, dining or travel expenses;

24.      costs of any publications;

25.      tenant relations' parties or special events;

26. any cost of expense with regard to the Building caused by negligent or defective construction;

27. Tenant or its agents and representatives may review the books and records of Landlord, together with all invoices and other backup material upon which the Landlord's request for repairs, maintenance and operating costs are based, upon reasonable notice ANNUALLY AFTER BILL PRESENTMENT FOR THE PRECEDING YEAR;

28. costs and expenses of repairs and replacement to the roof and structural parts of the buildings and other improvements within the Building EXCLUDING TENANT ITEMS/IMPROVEMENTS ON THE ROOF.

                  B. For and with respect to each calendar year during the term of this Lease after the Rental Commencement Date (and any renewals or extensions thereof), Tenant shall pay to Landlord, as Additional Rent, an amount equal to Tenant's Proportionate Share of the Taxes and Operating Expenses for such calendar year, appropriately prorated on a per diem basis for any partial calendar year included within the beginning and end of the term, Tenant's


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                                       13

Proportionate Share of Taxes and Operating Expense shall be computed by multiplying the total amount of Taxes and Operating Expenses by Tenant's Proportionate Share. Tenant's Initial Share of Taxes and Operating Expenses shall be as set forth in Paragraph 5A(3). Tenant's Proportionate Share of such Taxes and Operating Expenses shall include a building management fee calculated at 15% of the operating expense to be paid in accordance with the following procedures:

                  (1) Landlord shall furnish to Tenant for each calendar year of the term hereof:

                           (a) A written statement (the "Estimate Statement") of
Landlord's good faith estimate of Taxes and Operating Expenses and Tenant's Proportionate Share of same (the "Estimated Share"), for the current calendar year, Landlord may, at any time, change Tenant's Estimated Share by sending Tenant a revised Estimate Statement if, in Landlord's reasonable opinion, Landlord determines that Tenant's Proportionate Share of Taxes and Operating Expenses for any calendar year will exceed those set forth in the most recent Estimate Statement.

                           (b) A written statement (the "Expense Statement")
setting forth: (i) Taxes and Operating Expenses for the calendar year immediately prior to (the "Prior Year") the calendar Year in which any Expense Statement is issued; (ii) Tenant's Proportionate Share of the Taxes and Operating Expenses for the Prior Year; (iii) the amount, if any, due from Tenant for any deficiency between Tenant's Proportionate Share of Taxes and Operating Expenses for the Prior Year and the actual amounts paid by Tenant as its Estimated Share during such Prior Year, and (iv) the amount due from Tenant for any deficiency in the payments of Tenant's Estimated Share for the current calendar year resulting from any adjustment of Tenant's Estimated Share for the current calendar year.

                           (c) However, Landlord's failure to provide such
Operating Expense statement by the date provided in Paragraph 5.B.(1) shall in no way excuse Tenant from its obligation to pay its pro rata share of Operating Expenses or constitute a waiver of Landlord's right to bill and collect such pro rata share of Operating Expenses from Tenant in accordance with this Clause.

                  (2) Tenant's Proportionate Share of Taxes and Operating Expenses shall be paid monthly as Additional Rent together with payments of Minimum Annual Rental as follows:

                           (a) The amount of any deficiency due from Tenant as
shown on the Expense Statement shall be paid by Tenant within twenty (20) days from the date of issuance of such Expense Statement described above. If any Expense Statement reflects an excess paid by Tenant during such period (the "Tax and Operating Expense Credit"), said Tax Operating Expense Credit shall be credited against Tenant's Estimated Share falling due after the date of the applicable Expense Statement until such credit is depleted.

                           (b) On the first day of the first full month after
the Rental Commencement Date, Tenant shall pay Landlord one twelfth of the amount of Tenant's Initial Share of Taxes and Operating Expenses set forth in the Reference Data at the beginning of this Lease, together with the pro-rata portion of Tenant's Initial Share determined on a per diem basis with respect to a thirty day month for any period of time elapsed between the Rental Commencement Date and the first day of the first full month after the Rental Commencement Date.


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                                       14

                           (c) On the first day of each subsequent month during
the first calendar year of the term of this Lease, and continuing thereafter until issuance of any Estimate Statement in which Tenant's Estimated Share exceeds Tenant's Initial Share of Taxes and Operating Expenses, Tenant shall pay Landlord one-twelfth of Tenant's Initial Share of Taxes and Operating Expenses set forth in the Reference Data at the beginning of this Lease.

                           (d) On the first (1st) day of the month after receipt
of an Estimate Statement increasing Tenants Estimated Share above Tenants Initial Share and on the first day of each succeeding month thereafter until Tenant shall receive a revised Estimate Statement, Tenant shall pay to Landlord, on account of its share of Taxes and Operating Expense, one-twelfth (1/12) of the then current Estimated Share.

6. SECURITY. As additional security for the full and prompt performance by Tenant of the terms and covenants of this Lease Tenant shall deliver to Landlord concurrently upon execution of this Lease the amount of N/A Dollars ($N/A) (the "Security Deposit"), none of which Security Deposit shall constitute rent for any month unless so applied by Landlord to compensate Landlord for all loss, cost, expense or damage suffered by Landlord due to default or failure of Tenant hereunder. Tenant shall, upon demand, restore any portion of said Security Deposit so applied by Landlord on account of any default or failure by Tenant hereunder and Tenant's failure to do so shall constitute a default hereunder. To the extent that Landlord has not applied said sum on account of a default, the Security Deposit shall be returned (without interest) to Tenant promptly after termination of this Lease. Landlord may, in its absolute discretion, commingle the Security Deposit with other funds of Landlord. In the event Landlord delivers the Security Deposit to a purchaser or other successor to Landlord's interest in the Property, Landlord shall be discharged of any further liability with respect to the Security Deposit.

         If Tenant is in default under this Lease more than TWO (2) times within any twelve-month period, irrespective of whether or not such default is cured, then, without limiting Landlord's other rights and remedies provided for in this Lease or at law or in equity, the Security Deposit shall automatically be increased by an amount equal to the greater of:

         1)       Three (3) times the original Security Deposit; or

         2) Three (3) months' Minimum and Additional Rent, which shall be paid by Tenant to Landlord forthwith on demand; or

         3) Should Tenant not have a Security Deposit with Landlord, then Tenant shall deposit an amount equal to Three (3) months' Minimum and Additional Rent.

7. TENANT'S COVENANTS. Tenant agrees, on behalf of itself, its employees and agents, that it shall:

         A. Waiver of Offset and Compensation. The Tenant hereby waives and renounces any and all existing and future offsets and compensation against any rental or other amounts due hereunder and agrees to pay such rental and other amounts regardless of any claim, offset, or compensation which may be asserted by the Tenant or on its behalf and without any abatement of deduction.

         B. Comply at all times with any and all Federal, state, and local statutes, regulations, ordinances and other requirements of any applicable


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                                       15
public authorities relating to its use and occupancy of the Demised Premises.

         C. Give Landlord access to the Demised Premises at all reasonable times, without charge or diminution of rent, to enable Landlord: (1) to examine the same and to make such repairs, additions and alterations as Landlord may be permitted to make hereunder or as Landlord may deem advisable to the Demised Premises or any other portion of the Property or any part thereof; and (2) upon reasonable notice, to show the Demised Premises to any prospective mortgagees and purchasers, and, during the six (6)months prior to expiration of the term, to prospective tenants. Tenant shall exercise its option(s) if applicable by giving Landlord One Hundred Eighty (180) days notice prior to the expiration of the term.

         D. Maintain and repair, at its cost and expense, the Demised Premises, including the plumbing, electrical, HVAC and other systems within the Demised Premises, INCLUDING THE THREE (3) PACKAGE AIR CONDITIONING UNITS AND THE TWO (2) LIEBERT SUPPLEMENTAL UNITS INSIDE THE PREMISES,AND ALL OTHER EQUIPMENT INSTALLED BY TENANT as required to keep the Demised Premises in good working order and condition Tenant shall commit no waste in or upon the Demised Premises.

         E. Upon the termination of this Lease for any reason whatsoever, remove Tenant's goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Demised Premises to Landlord peaceably and quietly in as good order and condition as at the inception of the term of this Lease or as the same hereafter may be improved by Landlord or Tenant, reasonable use and wear thereof, damage from fire and other insured casualty and repairs which are Landlord's obligation excepted. Goods and effects not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned and Landlord may dispose of and/or store the same as it deems expedient, the cost thereof to be charged to Tenant.

         F. Not place signs on the Demised Premises except in accordance with sign criteria approved by Landlord. All signs shall be purchased and erected at Tenant's expense. Identification of Tenant and Tenant's location shall be provided by Landlord at Tenant's expense in a directory in the Building Lobby.

         G. Not overload, damage or deface the Demised Premises or do any act which might make void or voidable any insurance on the Demised Premises of the building and/or the Property or which may render an increased or extra premium payable for insurance (and without prejudice to any right or remedy of Landlord regarding this Subparagraph, Landlord shall have the right to collect from Tenant, upon demand, any such increased or extra premium).

         H. Not make any alteration of or addition to the Demised Premises without the prior written approval of Landlord and in accordance with the provisions of Paragraph 3E of this Lease. All such alterations and additions, as well as all fixtures, equipment, improvements and appurtenances installed in the Demised Premises (but excluding Tenant's trade fixtures) shall, upon installation, become and remain the property of Landlord and shall be maintained by Tenant during the term hereof and any renewals and extensions thereof, in the same good order and repair in which the Demised Premises are required to be maintained. Tenant shall, at the expiration of the term hereof, remove Tenant's


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                                       16
trade fixtures and other personal property which can be removed without damage to the Demised Premises. All alterations and additions to the Demised Premises shall be performed in accordance with plans and specifications therefore submitted to and approved by Landlord, in a good and workmanlike manner and in conformity with all building codes, laws, regulations, rules, ordinances and other requirements of all governmental or quasi-governmental authorities having jurisdiction.

         I. Intentionally Deleted

         J. Not bring any flammable, explosive or dangerous material or article onto the Property.

         K. Not violate Landlord's regulation that only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building, or use the elevators, corridors or common areas for any such purpose. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit on the Demised Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for sale, serving or distribution of food or beverages. NOTWITHSTANDING THE FOREGOING, TENANT MAY PREPARE AND SERVE FOOD OR BEVERAGES WITHIN THE DEMISED PREMISES FOR ITS EMPLOYEES AND GUESTS.

         L. Not bring safes, heavy files, or other heavy equipment into the Property unless the weight, location and handling of same is approved by Landlord. Regardless of said approval, Tenant shall indemnify, defend and save Landlord harmless from any and all expenses and other damages, including attorney's fees, and costs, resulting from the use or installation by Tenant of such heavy equipment.

         M. Not use, create, store, or permit any toxic or hazardous material anywhere on the Property, Tenant shall not dispose of any toxic or other hazardous waste through the plumbing system or drainage system of the Building or the Property, and Tenant shall not violate any requirement of the Florida Department of Environmental Regulation or the Florida Department of Health, or any other governmental agency, with respect to waste disposal, Tenant shall indemnify, defend and hold Landlord harmless from any and all expenses and other damages, including attorney's fees and costs incurred by Landlord, as a result of improper storage or handling of any hazardous materials or waste or any improper waste disposal by Tenant, which indemnification shall survive the expiration or earlier termination of this Lease.

         N. Bio-hazardous contamination, Tenant shall be responsible to and shall indemnify the Landlord against any and all damages and costs related to clean-up or other damages resulting from any bio-hazardous infestation, contamination or spoilage of the leased area, common areas or other areas within the Building occasioned by business invitees, employees or third parties entering in the premises or packages mailer or delivered to the premises of the Tenant.

         O. Immediately and at its expense, Tenant shall repair and restore any and all damages caused to the Demised Premises or the Property due to Tenant's improvements, installations, alterations, additions or other work conducted by Tenant within the Demised Premises, and Tenant shall restore the Property to the condition existing prior to improvement, installations, alterations, additions or other work conducted by Tenant within the Demised Premises.


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                                       17

         P. Comply with the rules and regulations as initially set forth on Exhibit "E" which is attached hereto and incorporated herein, and comply with such other rules and regulations as Landlord may establish, and from time to time amend, for the general safety, comfort and convenience of Landlord, occupants and tenants of the Building, PROVIDED SUCH AMENDMENTS SHALL NOT ADVERSELY AFFECT TENANT AND TENANT'S USE OF THE BUILDING AND COMMON AREAS INCLUDING THE PARKING GARAGE.

         Q. IF Landlord elects to SEPARATELY meter the Demised Premises in accordance with Paragraph 4F of this Lease, Tenant shall pay directly to the entity providing same, the costs of all utilities consumed within the Demised Premises, and all other sums assessed against Tenant or the Demised Premises by any governmental or quasi-governmental entity in connection with Tenant's use or occupancy of the Demised Premises.

         R. Not install or operate in the Demised Premises any electrically operated equipment or other machinery, including computers, WHICH REQUIRE MORE than three-phase, four-wire 227/480 Volt electrical service and normally used in modern offices, or any plumbing fixtures, without first obtaining the prior written consent of Landlord, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. In the event that Landlord determines, in its sole and absolute discretion, that Tenant's electrical consumption within the Premises is greater than the normal usage of other tenants within the building, Landlord reserves the right to charge Tenant for such additional consumption, or cause Tenant to separately meter electrical service to the Premises at Tenant's sole cost and expense. Tenant shall not install any equipment of any kind or nature whatsoever which would or might necessitate any changes, replacements or additions to the structural system, water system, plumbing system, heating system, air conditioning system or the electrical system servicing the Demised Premises or any other portion of the Building without the prior written consent of Landlord, and in the event such consent is granted, such replacements, changes or additions shall be paid for by Tenant.

8. SERVICES. Landlord agrees that it shall:

         A. Provide self service passenger elevator service to the Demised Premises from the ground floor, WHICH MAY BE SECURED ACCESS AT TENANT'S EXPENSE. Access to the Demised Premises shall at all times be subject to compliance with such security measures as shall be in effect for the Building.

         B. Provide janitorial service to the Demised Premises and the Common Areas in the Building as are customarily provided in first class office buildings in Palm Beach County, Florida. Any and all additional or specialized janitorial service desired by Tenant shall be contracted for by Tenant directly and the cost and payment thereof shall be and remain the sole responsibility of Tenant. The firm providing such janitorial service shall first be approved by Landlord, and Tenant shall not be entitled to any reduction, abatement, or other credit against its Proportionate Share of Operating Expenses on account of any contract for additional or specialized janitorial services, whether or not Landlord's janitorial services are continued by Tenant. Janitorial services are to be provided as detailed in Cleaning Specifications Schedule attached as Exhibit "D".



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                                       18

         C. Subject to the provisions of paragraphs 12 and 15 hereof, make all necessary repairs of damage to the Common Areas of the Building, equipment used to provide services specified herein and to the roof, outside walls and structural members of the Building and Parking Facilities. In the event that any repair is required by reason of the negligence or abuse of Tenant or its agents, employees or invitees, or of any other person entering the Building with Tenant's consent, express or implied, Landlord may make such repair and add the cost thereof to the first installment of rent which will thereafter become due.

         D. Furnish the Common Areas of the Property with electric service for lighting and normal office use. Furnish the Demised Premises with heating or air conditioning between the hours of 7:00 A.M. AND 7:30 P.M. Monday through Friday, EXCLUDING CHRISTMAS AND NEW YEARS DAY. Tenant SHALL be permitted the use of after hours air-conditioning, said after hours air-conditioning to be separately metered by floor only, and Tenant shall pay to Landlord, in addition to Tenant's Proportionate Share of Operating Expenses, the after hours air conditioning fee determined by Landlord, in its sole and absolute discretion to be a reasonable charge for said services, and such sums shall be paid by Tenant as Additional Rent under this Lease. CURRENTLY BILLED AT $22.00 PER HOUR PLUS 15% MANAGEMENT FEE AND APPLICABLE SALES TAX, ANY INCREASE SHALL BE BASED ON INCREASED COST TO LANDLORD.

         E. The costs of all services provided in this Paragraph 8 not separately charged to Tenant shall constitute Operating Expenses as defined in Paragraph 5 above, Tenant acknowledges that Landlord does not warrant that any of the services referred to in this Paragraph 8 will be free from interruption from causes beyond the reasonable control of Landlord. No interruption of service shall ever be deemed an eviction or disturbance of Tenant or render Landlord liable to Tenant for damages by abatement of Rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease, unless Landlord, after reasonable notice, shall willfully and without cause fail or refuse to take reasonable action within its control to restore such service.

         F. LANDLORD SHALL PROVIDE TENANT AND TENANT'S CONTRACTOR USE OF THE BUILDING FREIGHT ELEVATOR AS REQUIRED DURING CONSTRUCTION, AND LANDLORD WILL ALSO PERMIT TENANT TO CREATE A CONSTRUCTION CHUTE AND LOCATE A CONSTRUCTION DUMPSTER ON THE COMMON AREA SUITABLE FOR REMOVAL OF CONSTRUCTION TRASH AND DEBRIS DURING CONSTRUCTION. LOCATION SUBJECT TO LANDLORD'S APPROVAL NOT TO BE DENIED OR UNREASONABLE WITHHELD.

9. SUBLETTING AND ASSIGNING. Tenant shall not assign, mortgage or otherwise transfer or encumber this Lease or any portion of Tenant's interest herein, or sublet all or any portion of the Demised Premises without first obtaining Landlord's prior written consent thereto, which SHALL NOT BE UNREASONABLY DELAYED OR WITHHELD. If Landlord consents to any given assignment or subletting, such consent will not be deemed a consent to any further subletting or assignment. Duly attempted assignment, mortgage, sublease or other encumbrance of the Demised Premises in violation of this paragraph shall be null and void. If Landlord consents to any subletting or assignment, it shall nevertheless be a condition to the effectiveness thereof that a fully executed copy of the sublease or assignment be furnished to Landlord and that any assignee assume in


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                                       19
writing all obligations of Tenant hereunder. Notwithstanding any consent by Landlord to any subletting or assignment, in the event of any subletting or assignment of the Demised Premises, Tenant shall remain liable for all of the obligations of Tenant set forth herein. The sale by Tenant of a controlling interest in the Tenant entity shall NOT be deemed an assignment of this Lease requiring the consent of Landlord as specified above.

If, as a result of any assignment, subletting or parting with possession, Tenant directly or indirectly, receives from the assignee, subtenant or transferee a rent, payment, fee or any other consideration, in the form of cash, negotiable instrument, goods, services or in any other form whatsoever, which is greater than the Minimum Rental and Additional Rental payable hereunder to the Landlord, then Tenant shall pay ONE HALF (1/2) OF any such excess to Landlord forthwith on demand as Additional Rental. Tenant shall immediately make available to Landlord upon request all of Tenant's books, records and documentation AS AVAILABLE TO THE PUBLIC, so as to enable Landlord to verify the receipt or the amount of such excess.

10. INDEMNIFICATION; WAIVER OF LIABILITY.

         A. Tenant agrees to indemnify, defend and save harmless Landlord and its building manager and their officers, employees, agents and independent contractors and any other person or persons related to or employed by the Landlord or for which the Landlord has agreed to indemnify, from any and all loss liability or expense including any suits actions or request for damages including, but not limited to, legal defense cost and any other costs incurred by Landlord in connection with loss of income, bodily injury, personal injury or property damage arising from any failure of the Tenant to fully perform its obligations under this lease. This indemnification shall include loss of any type or nature resulting out of the breach of this Lease by Tenant, its employees, sub-tenants, invitees, contractors sub-contractor or any other person entering the property under express or implied invitation of the Tenant.

         B. Landlord agrees to indemnify, defend and save harmless Tenant and its officers, employees, agents and independent contractors and any other person or persons related to or employed by the Tenant or for which the Tenant has agreed to indemnify, from any and all loss liability or expense including any suits actions or request for damages including, but not limited to, legal defense cost and any other costs incurred by Tenant in connection with loss of income, bodily injury, personal injury or property damage arising from any failure of the Landlord to fully perform its obligations under this lease. This indemnification shall include loss of any type or nature resulting out of the breach of this Lease by Landlord, its employees, sub-tenants, invitees, contractors sub-contractor or any other person entering the property under express or implied invitation of the Landlord.

11. PUBLIC LIABILITY AND BUSINESS INTERRUPTION INSURANCE.

         A. Tenant, at its own cost and expense, shall obtain and maintain in full force and effect for the mutual benefit of the Landlord and the Tenant, both being named as co-insureds, general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, in or about the adjoining streets and passageways, such insurance

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to afford protection to the limits of not less than Two Million Dollars
($2,000,000.00) in respect to injury or death to a single person, $4,000,000.00 in respect to any one occurrence, and $1,000,000.00 in respect to property damage. Under no circumstances shall the rent due under this Lease be abated because of damage to the premises.

         B. Tenant, at its own cost and expense, shall obtain and maintain in full force and effect during the original term hereof, and any extensions or renewals, business interruption insurance payable in case of loss resulting from damage to the Demised Premises or the Building by fire or other casualty. Such insurance shall be maintained in an amount not less than the sum of all Minimum Annual Rental and additional rent coming due for the then current calendar year as estimated by Landlord.

         C. Tenant agrees to carry full replacement cost all risk fire and extended coverage insurance in form satisfactory to Landlord on all improvements to the Demised Premises. Tenant also agrees to carry such all risk insurance covering Tenant's fixtures, furnishings, wall covering, carpeting, drapes, equipment and all other items of personal property of Tenant located on or within the Demised Premises.

         D. All policies of insurance described above shall name Landlord and any mortgagee of Landlord as named insureds, and shall include an endorsement providing that the policies will not be cancelled or amended until after thirty
(30) days' prior written notice to Landlord. All such policies of insurance shall be issued by a financially responsible company or companies satisfactory to Landlord and authorized to issue such policy or policies, and licensed to do business in the State of Florida. Tenant shall deposit with Landlord duplicate originals of such insurance on or prior to the Rental Commencement Date, together with evidence of paid-up premiums, and shall deposit with Landlord renewals thereof at least fifteen (15) days prior to expiration of any such policies.

12. FIRE OR OTHER CASUALTY. In case of damage to the Demised Premises by fire or other casualty, Tenant shall promptly give notice thereof to Landlord. In case of damage to the Building, the Demised Premises or the Parking Facilities by fire or other casualty, Landlord shall, unless Landlord elects to terminate this Lease as described below, and subject to the rights of Landlord's Mortgagees, thereupon undertake the repair and restoration of: (a) the Building, to substantially the same condition as existed prior to the casualty; provided that Landlord is not obligated to restore any portion of the Building or Parking Facilities not necessary for Tenant's use of the Demised Premises (hereinafter the "Excluded Area"); and (b) the Demised Premises, to substantially the condition in which Landlord was obligated to deliver the Demised Premises to Tenant on the Rental Commencement Date, at the expense of Landlord, subject to delays which may arise by reason of adjustment of loss under insurance policies and for delays beyond the reasonable control of Landlord; provided, however, that Landlord shall not be obligated to restore the Demised Premises if adequate insurance proceeds are not available to Landlord to complete such work. The Minimum Annual Rent payable by Tenant hereunder shall be equitably apportioned during the period of Landlord's repair and/or restoration of the Demised Premises in accordance with the portion of the Demised Premises which has been rendered untenable. If Landlord elects to make such repairs, Tenant shall,


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within thirty (30) days after completion by Landlord of such repair and/or restoration, at Tenant's sole cost and expense, commence to repair or restore the remainder of the Demised Premises to the condition it was in prior to such fire or casualty, (which work shall be completed by Tenant within one hundred twenty (120) days of commencement.) In the event that Landlord, in Landlord's discretion, shall decide not to repair or rebuild the Demised Premises, the Building or the Parking Facilities, Landlord shall deliver written notice to Tenant of its election to terminate this Lease within ninety (90) days after Landlord is notified of the casualty, and this Lease shall terminate as of the date specified in such notice which date shall not be more than ninety (90) days thereafter, and the Rent (taking into account any apportionment as aforesaid) shall be adjusted to the termination date, and Tenant shall thereupon promptly vacate the Demised Premises.

13. INCREASE IN PREMIUMS. Tenant shall not do, permit or suffer to be done any act, matter, thing or failure to act in respect to the Property or the Demised Premises or use or occupy the Property or the Demised Premises or conduct or operate Tenant's business in any manner objectionable to insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Demised Premises or any part thereof shall become void or suspended or whereby any premiums in respect of insurance maintained by Landlord shall be higher than those which would normally have been in effect for the occupancy contemplated under the permitted uses. In case of a breach of this covenant, in addition to all other rights and remedies of Landlord hereunder, Tenant shall (a) indemnify Landlord and hold Landlord harmless from and against any loss which would have been covered by insurance which shall become void or suspended because of such breach by Tenant, and (b) pay to Landlord any and all increase of premiums on any insurance, including, without limitation, rent insurance, resulting from any such breach.

14. WAIVER OF SUBROGATION. Landlord and Tenant waive, unless said waiver should invalidate any insurance required or permitted hereunder, their right to recover damages against each other for any reason whatsoever to the extent the damaged party recovers indemnity from its insurance carrier. Any insurance policy procured by either Tenant or Landlord which does not name the other as a named insured shall, if obtainable, contain an express waiver of any right of subrogation by the insurance company, including but not limited to Tenant's workmen's compensation carrier, against Landlord or Tenant, whichever the case may be. All public liability and property damage policies shall contain an endorsement that Landlord, although named as an insured, shall nevertheless entitled to recover for damages caused by the negligence of Tenant.

15. EMINENT DOMAIN.

         A. If the whole of the Property, or the Demised Premises shall be taken or condemned for a public or quasi-public use under any law, ordinance or regulation, or by right of eminent domain or private purchase in lieu thereof by any competent authority, this Lease shall terminate and Rent shall abate for the un-expired portion of the term of this Lease as of the date the right to possession shall vest in the condemning authority.

         B. If part of the Demised Premises shall be acquired or condemned as aforesaid, and such acquisition or condemnation shall render the remaining portion unsuitable for the business of Tenant (in the reasonable opinion of Landlord), the term of this Lease shall cease and terminate as provided in Paragraph 15(A) hereof, provided however, that diminution of rentable area shall not in and of itself be conclusive as to whether the portion of the Demised Premises remaining after such acquisition is unsuitable for Tenant's business. If such partial taking is not extensive enough to render the Demised Premises unsuitable for the business of Tenant, this Lease shall continue in full force and effect except that the Minimum Annual Rental shall be reduced in the same proportion that the rentable area of the Demised Premises taken bears to the rentable area demised. Subject to the rights of any mortgagee of Landlord's estate, Landlord shall, upon receipt of the net condemnation award, make all



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necessary repairs or alterations to the Building so as to render the portion of the Building not taken a complete architectural unit, but Landlord shall in no event be required to spend for such work an amount in excess of the net amount received by Landlord as damages for the part of the Building so taken. "Net amount received by Landlord" shall mean that portion of the condemnation award in excess of any sums required to be paid by Landlord to the holder of any mortgage on the property so condemned, and all expenses and legal fees incurred by Landlord in connection with the condemnation proceeding.

         C. If part of the Building, but no part of the Demised Premises, is taken or condemned as aforesaid, and, in the reasonable opinion of Landlord, such partial acquisition or condemnation shall render Landlord unable to comply with its obligations under this Lease, or shall render the Demised Premises unsuitable for the business of Tenant, the term of the Lease shall cease and terminate as provided in Paragraph 15(A) hereof, by Landlord sending written notice to such effect to Tenant, whereupon Tenant shall immediately vacate the Demised Premises.

         D. In the event of any condemnation or taking as hereinbefore provided, whether whole or partial, Tenant shall not be entitled to any part of the award, as damages or otherwise, for such condemnation and Landlord is to receive the full amount of such award, and Tenant hereby expressly waives any right or claim to any part thereof. Although all damages in the event of any condemnation are to belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or the fee of the Demised Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, and equipment, or the loss of Tenant's business or decrease in value thereof.

16. EVENTS OF DEFAULT. Each of the following events shall constitute an Event of Default under this Lease:

         A. If Tenant shall fail to pay Minimum Annual Rental, Additional Rent, or any other sum payable to Landlord hereunder when due; AS SET FORTH IN THE REFERENCED DATA WITHIN TEN (10) DAYS OF WRITTEN NOTICE or

         B. If Tenant shall fail to perform or observe any of the other covenants, terms or conditions contained in this Lease within THIRTY (30) days after written notice thereof by Landlord; WHICH PERIOD SHALL BE EXTENDED SO LONG AS TENANT IS USING IT'S BEST EFFORTS TO CURE. or

         C. If a receiver or trustee is appointed to take possession of all or a substantial portion of the assets of Tenant or any Guarantor and such receiver or trustee is not dismissed within thirty (30) days; or



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         D. If Tenant or any Guarantor makes an assignment for the benefit of creditors; or

         E. If any bankruptcy, reorganization, insolvency, creditor adjustment or debt rehabilitation proceedings are instituted by or against Tenant or any Guarantor under any state or federal law and the same are not dismissed within thirty (30) days: or

         F. If levy, execution, or attachment proceedings or other process of law are commenced upon, on or against Tenant or any Guarantor or a substantial portion of Tenant's or any Guarantor's assets and the same are not dismissed within thirty (30) days; or

         G. If a liquidator, receiver, custodian, sequester, conservator, trustee, or other similar judicial officer is applied for by Tenant or any Guarantor; or

         H. If Tenant or any Guarantor becomes insolvent in the bankruptcy or equity sense; or

         I. Intentionally Deleted

17. REMEDIES.

         A. If Tenant fails to pay Minimum Annual Rental, Additional Rent, or any other sum payable to Landlord hereunder when due AFTER WRITTEN NOTICE AS PROVIDED IN REFERENCED DATA, Tenant shall pay a late charge in the amount of Fifty Dollars ($50.00) plus interest accruing on the unpaid sums from the date such sums are due at a rate equal to the greater of (a) Eighteen percent (18%) per annum or (b) Three percent (3%) per annum in excess of the prime rate of interest paid by Landlord on sums borrowed by Landlord (the "Late Charge"). The Late Charge shall be Additional Rent under the terms of this Lease. In no event however shall any interest or other charge on any delinquent payments exceed the amount allowed to be charged under the usury laws of the State of Florida, it being acknowledged and agreed that any amount in excess of such limitation shall be refunded to Tenant by Landlord by means of a credit against the next installment(s) of Rent coming due hereunder, or if no such Rent payments remain to be paid, then the excess shall be refunded in cash. The Late Charge shall be in addition to, and shall not in any way limit any other rights or remedies available to Landlord under the terms of this Lease or at law and in equity.

         B. Upon the occurrence of an Event of Default, Landlord may, at any time thereafter, and in addition to any other available rights or remedies at law and/or in equity, elect EITHER OPTION ONE (1) BELOW OR (TWO AND/OR THREE (2 AND/OR 3)) of the following remedies:

                  (1) Without obligation to re-let the Demised Premises, to accelerate the whole or any part of the Minimum Annual Rental, the Additional Rent, or any other sum payable to Landlord hereunder for the entire un-expired balance of the Term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant and for purposes of this Paragraph, the Minimum Annual Rental shall be deemed to be increased and adjusted as described in Paragraphs 4D and 4E hereof, with the annual Cost of Living Increase calculated as if the Adjustment Date was the month in which such default occurred, and any Rent or other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of Rent already due and payable and in arrears, and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other


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

charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and other charges, payments, costs and expenses were on that date payable in advance, and Landlord shall be entitled to all costs of collection, including attorney's fees and costs through all appellate levels and post judgment proceedings, and to interest on all such amounts at the maximum rate allowed by law until such amounts are actually paid to Landlord. NOTWITHSTANDING THE FOREGOING, THE ACCELERATED TERM FOR WHICH AMOUNTS MAY BE COLLECTED SHALL BE LIMITED TO FOUR (4) YEARS DURING THE FIRST FOUR (4) YEARS OF THE LEASE, THREE (3) YEARS DURING THE FIFTH (5TH) YEAR OF LEASE AND TWO (2) YEARS DURING THE SIXTH (6TH) YEAR OF LEASE AND BEYOND.

                  (2) To immediately re-enter the Demised Premises without accepting surrender of the leasehold estate and remove all persons and all or any property therefrom, with or without summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefore, and repossess and enjoy the Demised Premises; together with all additions, alterations and improvements. Upon recovering possession of the Demised Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to re-let the Demised Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best. Upon each such re-letting all rents received by Landlord from such re-letting shall be applied: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such re-letting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If such rentals received from such re-letting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises or the making of alterations and/or improvements thereto or the re-letting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Demised Premises or, in the event that the Demised Premises or any part or parts thereof are re-let, for failure to collect the rent thereof under such re-letting. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant's agent to collect the rents due and to become due under all subleases of the Demised Premises or any part thereof without in any way affecting Tenant's obligation to pay any unpaid balance of Rent due or to become due hereunder. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.


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                  (3) To terminate this Lease and the term hereby created
without accepting any surrender of the leasehold estate and without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken, whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the Rent reserved for the balance of the term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, all discounted at the rate of six percent (6%) per annum to their then present worth, less the fair rental value of the Demised Premises for the remainder of said term, also discounted at the rate of six percent (6%) per annum to its then present worth, all of which amount shall be immediately due and payable from Tenant to Landlord.

THE RIGHT to enforce all of the other provisions of this Lease herein provided for may at the option of any assignee of this Lease, be exercised by any assignee of the Landlord's right, title and interest in this Lease in his, her, or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

All of the remedies hereinbefore given to Landlord and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this Lease or the taking or recovering possession of the premises shall deprive Landlord of any of its remedies or actions against the Tenant for rent due at the time or which, under the terms hereof would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

         C. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

         D. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord, in its sole and absolute discretion, shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for in law or in equity.

         E. No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach.

18. QUIET ENJOYMENT. Upon paying the Minimum Annual Rental, Additional Rent, and other charges and sums herein provided for, and upon Tenant's observance and keeping of all the covenants, agreements and conditions of this Lease, Tenant shall quietly have and enjoy the Demised Premises during the term of this Lease without hindrance or molestation by anyone claiming by or through Landlord; subject, however, to the terms, exceptions, reservations and conditions of this Lease.



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

19. NO WAIVER. The failure of either party to insist in any one or more instances upon the strict performance of any one or more agreements, terms, covenants, conditions, or obligations of this Lease, or to exercise any right, remedy or election therein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such right, remedy or election, with respect to any subsequent breach, act, or omission. The manner of enforcement or the failure of Landlord to enforce any of the covenants, conditions, rules and regulations set forth herein or hereafter adopted, against any tenant in the Building shall not be deemed a waiver of any such covenants, conditions, rules and regulations.

20. ATTORNMENT AND SUBORDINATION.

         A. Subject to the provisions in subsection B hereof, this Lease, and the rights of Tenant hereunder, shall be subject or subordinate to any mortgages which now are or may hereafter be placed upon the Property or any portion thereof (a "mortgage") or any interest therein or to any leases (hereinafter called "underlying leases") of the Property as a whole which now exist or may hereafter be made (any holder of any such mortgage, or landlord with respect to any underlying lease being hereinafter called an "Interested Party"). The terms of this Subordination shall be self operative, provided however, that Tenant shall execute such documents as may be requested by Landlord in order to confirm this Subordination from time to time. Any failure by Tenant to execute any such documents shall be a default hereunder.

         B. Upon the request of Tenant, any Interested Party shall provide to Tenant its written agreement providing substantially as follows: so long as Tenant has not defaulted under this Lease; (I) Tenant's rights shall not be terminated or disturbed by reason of any foreclosure of such mortgage or termination of such underlying lease: (II) in the event that the property containing the Demised Premises is sold or otherwise disposed of pursuant to any right or power contained in or existing by reason of any such mortgage or the bond, note or debt secured thereby, the purchaser thereof or other person acquiring title thereto through or by virtue of such sale or other disposition shall take title thereto subject to this Lease and all rights of Tenant hereunder; (III) upon termination of any such underlying lease, that lessor shall accept Tenant's attornment upon all the terms and conditions of this Lease for the balance of the term hereof. Any such written agreement shall also reserve to the Interested Party the rights specified in section D hereof. LANDLORD SHALL PROCURE A WRITTEN ATTORNMENT PURSUANT TO THIS PARAGRAPH ON OR BEFORE JANUARY 2ND, 2003 IN A FORM PROVIDING FOR THE SUBSTANTIVE RIGHTS OF THE TENANT AS OUTLINED IN THIS PARAGRAPH FAILING WHICH THE TENANT MAY ELECT TO TERMINATE THIS LEASE. SHOULD TENANT EXERCISE SUCH RIGHT OF TERMINATION, LANDLORD SHALL REIMBURSE ANY OUT OF POCKET BONAFIDE EXPENSES UP TO ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($100,000.00) TO THE TENANT. UPON PAYMENT OF SUCH EXPENSES THE TENANT SHALL DIRECT THE ESCROW AGENT TO RETURN ALL ESCROW FUNDS TO THE LANDLORD. THE ATTORNMENT PROCUREMENT TIME MAY BE EXTENDED BY MUTUAL AGREEMENT OF THE PARTIES.

         C. Upon any foreclosure sale on any such mortgage or termination of any underlying lease, if the holder of the mortgage or other purchaser at foreclosure sale or any lessor with respect to any underlying lease shall so request, Tenant shall attorn to such holder, purchaser or lessor as Tenant's


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

landlord under this Lease and shall promptly execute and deliver any instrument that such holder, purchaser or lessor may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such holder, purchaser or lessor and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease.

         D. In the event that the holder of such mortgage or the lessor under such underlying lease shall succeed to the interest of Landlord hereunder, such Interested Party shall not be: (i) liable for any act or omission of any prior landlord (including Landlord); (ii) liable for the return of any security deposit not actually received by it; (iii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); (iv) bound by any Rent or Additional Rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or (v) bound by an amendment or modification of this Lease made without its written consent.

         E. Within ten (10) days after written request from Landlord from time to time, Tenant shall execute and deliver to Landlord, or Landlord's designee, a written statement certifying, (i) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications; (ii) the amount of Minimum Annual Rent and the date to which Minimum Annual Rent and Additional Rent have been paid in advance; and (iii) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default; (iv) the amount of security deposit landlord is holding and (v) any options to renew or purchase that tenant may have. Within ten (10) days after written request from Tenant from time to time, Landlord shall execute and deliver to Tenant, or Tenant's designee, a written statement certifying, (i) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications; (ii) the amount of Minimum Annual Rent and the date to which Minimum Annual Rent and Additional Rent have been paid in advance; and (iii) that Tenant is not in default hereunder, or if Tenant is claimed to be in default, stating the nature of any claimed default.

21. NOTICES. All bills, statements, notices or communications which either party hereto may desire or be required to give to the other shall be deemed sufficiently given or rendered if in writing and either hand delivered to Landlord or Tenant or sent by registered or certified mail or overnight courier, postage prepaid, addressed to Landlord or Tenant at the address set forth on the first page hereof or any other address pursuant to notice given as herein set forth. Any notices given in accordance with the Lease shall be deemed to be given when the same is hand delivered to the other party, deposited with the overnight courier or three (3) days after depositing in the mail, as the case may be.

22. HOLDING OVER. Should Tenant continue to occupy the Demised Premises after expiration of the term of this Lease or any renewals thereof, or after a forfeiture incurred such tenancy shall (without limitation on any of Landlord's rights or remedies therefore) be one at sufferance from month to month at a minimum monthly rent equal to twice the rent payable for the previous month of the term of this Lease.

23. BROKERS. Tenant represents and warrants that it has not employed any broker or agent as its representative in the negotiation for or the obtaining of this


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

Lease other than Landlord's leasing agent, GRUBB & ELLIS AND TENANT'S LEASING AGENT LAUTIN DOHM REALTY, INC., and agrees to indemnify and hold Landlord harmless from and against any and all cost or liability for compensation claimed by any broker or agent other than Landlord's leasing agent LAUTIN DOHM REALTY, INC., with whom it has dealt or claimed to have been engaged by Tenant.

24. DEFINITIONS OF LANDLORD AND TENANT.

         A. The word "Tenant" as used in this Lease shall be construed to mean tenants in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships, or individuals, men or women, shall in all cases be assumed as through in each case fully expressed. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Tenant and its heirs, legal representatives, successors and assigns, provided that this Lease shall not inure to the benefit of any assignee, heir, legal representative, transferee or successor of Tenant except upon the express written consent or election of Landlord, except as herein otherwise provided.

         B. The term "Landlord" as used in this Lease shall mean the fee owner of the entire Property or, if different, the party holding and exercising the right, as against all others (except space tenants of Building) to possession of the entire Property. In the event of voluntary or involuntary transfer of such Ownership or right to a successor in interest of Landlord, Landlord shall be freed and relieved of all liability and obligation hereunder which shall thereafter accrue (and, as to any unapplied portion of Tenant's security deposit, Landlord shall be relieved of all liability therefore upon transfer of such portion to its successor in interest) and Tenant shall look solely to such successor in interest for the performance of the covenants and obligations of Landlord hereunder which shall thereafter accrue. Notwithstanding the foregoing, no mortgagee or ground lessor which shall succeed to the interest of Landlord hereunder (either in terms of ownership or possessory rights) shall: (1) be liable for any previous act or omission of a prior landlord; (2) be subject to any rental offsets or defenses against a prior landlord; (3) be bound by any amendment of this Lease made without its written consent, or by payment by Tenant of rent in advance in excess of one (1) month's rent; or (4) be liable for any security deposit not actually received by it. Subject to the foregoing, the provisions hereof shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of Landlord. In no event shall the liability of Landlord to Tenant hereunder exceed Landlord's interest in the Property. Tenant agrees that no judgment arising from any default of Tenant's agreements under the terms of this Lease or by reason of any willful or negligent act of Landlord and its Building manager, and their employees, officers, agents and independent contractors, shall attach against any property of Landlord other than the Property, and in no event shall any such judgment constitute a lien upon any other lands or properties owned by Landlord wheresoever located. Neither shall any such judgment attach or constitute a lien against any property of any principal or partner of the Landlord, or of their heirs, executors, administrators, successors or assigns.

25. PRIOR AGREEMENTS; AMENDMENTS. Neither party hereto has made any representations or promises except as contained herein. No agreement hereinafter


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                                       29
made shall be effective to change, modify, discharge or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

26. CAPTIONS. The captions of the paragraphs in this Lease are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.

27. CONSTRUCTION OF LEASE. If any term of this Lease, or the application thereof to any person or circumstances, shall to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

28. MECHANICS' LIENS, ETC.

         A. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any alteration, addition, improvement or repair to the Property, the Demised Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Property, the Demised Premises or any part thereof, nor to subject Landlord's estate in the Property to liability under the Mechanic's Lien Law of the State of Florida in any way, it being expressly understood that Landlord's estate shall not be subject to any such liability.

         B. Notwithstanding any provision to the contrary set forth in this Lease, it is expressly understood and agreed that the interest of the Landlord shall not be subject to liens for improvements made by Tenant in and to the Demised Premises, Tenant shall notify each and every contractor making any such improvements of the provision set forth in the preceding sentence of this Paragraph. The parties agree to execute, acknowledge and deliver to Landlord without charge a Mechanic's Lien Notice, in recordable form, containing a confirmation that the interest of the Landlord shall not be subject to liens for improvements made by Tenant to the Property or the Demised Premises. THESE PROVISIONS SUPPLEMENT THE LANGUAGE OF SECTION 3 OF THIS AGREEMENT.

29. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights:

         A. BUILDING NAME. To name the Building and to change the name or street address of the Building.

         B. EXTERIOR SIGNS. To install and maintain a sign or signs on the exterior of the Building, EXCEPT AS DESCRIBED IN PARAGRAPH 14A OF THE RULES AND REGUALTIONS.

         C. REDECORATION. During the last ninety (90) days of the term, if during or prior to that time Tenant has vacated the Demised Premises, to decorate, remodel, repair, alter or otherwise prepare the Demised Premises for re-occupancy, without affecting Tenant's obligation to pay Minimum Annual Rental, Additional Rent and all other sums due under the terms of this Lease.


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

         D. PASS KEYS. To constantly have pass keys to the Demised Premises, WHICH SHALL BE USED ONLY IN AN EMERGENCY

         E. ADJOINING AREAS. The use and reasonable access thereto through the Demised Premises for the purposes of operation, maintenance, decoration and repair of all walls, windows and doors bounding the Demised Premises (including exterior walls of the Building, core corridor walls and doors and any core corridor entrance) except the inside surface thereof, any terraces or roofs adjacent to the Demised Premises and any space in or adjacent to the Demised Premises used for shafts, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other facilities are reserved to Landlord, WITH REASONABLE NOTICE TO TENANT.

         F. COMMON AREAS AND PARKING FACILITIES. The exclusive right to manage the Common Areas and the Parking Facilities.

30. LANDLORD'S LIEN. LANDLORD WAIVES ALL STATUTORY AND CONTRACTUAL LIEN RIGHTS TO THE PROPERTY OF THE TENANT UNDER THIS LEASE

31. RULES AND REGULATIONS. Tenant covenants and agrees that it shall comply with and observe all nondiscriminatory, uniformly applied reasonable rules and regulations ("Rules and Regulations") which Landlord shall from time to time promulgate for the management and use of the Demised Premises, the Building and the Parking Facilities. Landlord's initial Rules and Regulations are set forth on Exhibit "E" attached hereto and made a part hereof Landlord shall have the right from time to time to reasonably amend or supplement the Rules and Regulations theretofore promulgated.

32. WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM, OR SUBSEQUENT PROCEEDING, BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES, THE BUILDING OR THE PARKING FACILITIES AND/OR ANY CLAIM OF INJURY OR DAMAGE.

33. RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county public health unit.

34. NO OPTION. The submission of this Lease to Tenant for examination does not constitute a reservation of or option for the Demised Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by the Landlord and Tenant.

35. FORCE MAJEURE. Notwithstanding anything to the contrary contained herein, Landlord shall not be deemed in default with respect to the delivery of the Demised Premises or any other obligation of Landlord hereunder, if Landlord's inability to perform is due to any strike, lockout, civil commotion, warlike operation, invasion, rebellion, hostilities, military or usurped power, governmental regulation, moratoriums or controls, acts of God or any other cause beyond the control of Landlord, provided that such cause is not due to the willful act or negligence of Landlord.

36. TELECOMMUNICATIONS CARRIER'S ACCESS

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                                       31

a. Grant of Carrier's License. Tenant's right to select and utilize a telecommunications and date carrier (the "Carrier") shall be conditioned on the execution by such Carrier of: (i) a license agreement, in form and substance acceptable to Landlord, pursuant to which Landlord shall grant to the Carrier a license (which shall be coextensive with the rights and privileges granted to Tenant under this Lease) to install, operate, maintain, repair, replace, and remove cable and related equipment within (INSERT LOCATIONS).

LANDLORD WILL GIVE THE TENANT RIGHT TO UTILIZE THE COMMON AREA CHASE FOR COMMUNICATION WIRE/DATA.

b. No Exclusive Rights. The license contemplated herein to be granted to the Carrier shall permit the Carrier to provide services only to Tenant and not to any other tenants or occupants of the Building and shall require all of the carrier's equipment (other than connecting wiring) to be located in the Tenant's Premises. The License shall not grant an exclusive right to Tenant or to the Carrier. Landlord reserves the right, at its sole discretion, to grant, renew, or extend licenses to other telecommunications and data carriers for the purposes of locating telecommunications equipment in the Building which may serve Tenant or other tenants in the Building.

c. No Greater Rights. Except to the extent expressly set forth herein, nothing herein shall grant to the Carrier any greater rights or privileges than Tenant is granted pursuant to the terms of this Lease or diminish Tenant's obligations or Landlord's rights hereunder.

d. Tenant Ensures Carrier's Compliance. Tenant shall be responsible for ensuring that the Carrier complies with the terms and conditions of the license agreement relating to the use of the Premises or the making of any physical Alterations imposed upon Tenant under this Lease to the extent the Carrier operates or maintains any equipment or delivers any services in the Premises. Any failure by the Carrier to observe and comply with such terms, conditions, agreement, and covenants on behalf of Tenant, to the extent the Carrier operates or maintains any equipment or delivers any services in the Premises or the Licensed Areas, shall be a default under the Lease.

Landlord and Tenant understand, agree, and acknowledge that: This Lease has been freely negotiated by both parties; and that, in any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease or any of its terms or conditions, there shall be no inference, presumption, or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.


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                                       32

                  IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first aforesaid.


Signed, sealed and delivered           LANDLORD:
in the presence of:                    CANPRO INVESTMENTS LTD.


                                       By: /s/ Ofer Drucker
------------------------------         ----------------------------------------
                                       Ofer Drucker
                                       Vice President of Finance



                                       TENANT:
                                       WACKENHUT CORRECTIONS CORPORATION


                                       By: /s/ John J. Bulfin
------------------------------         ----------------------------------------
                                       John J. Bulfin
                                       Senior Vice President
                                       General Counsel


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                                       33

                                   Exhibit "A"

                                Legal Description
                         Parcel 2 - Office Building Site
                                              (O.R.B. 4312 PG. 1726)

A portion of section 6, Township 47 South, Range 43 East, Palm Beach County, Florida, being more particularly described as follows: Commencing at the South one quarter corner of said section 6: Thence North 00)58'48" East, along said North-South quarter line, a distance of 664.54 feet, Thence South 89)41'52" East, a distance of 347.76 feet: Thence South 89)41'52" East, a distance of
347.49 feet: Thence North 01)00'11" East, a distance of 30.00 feet to the point of beginning of this description: Thence continue North 01)00'11" East, a distance of 634.46 feet: Thence South 89)41'01" East, a distance of 347.76 feet:
Thence South 01)01'35" West, a distance of 522.29 feet: Thence South 72)29'41" West, a distance of 366.48 feet to the point of beginning: together with the following described parcel:

Commencing at the South one quarter of said section 6: Thence North 00)58'48" East along the North-South quarter line, a distance of 664.54 feet: Thence South
89)41'52" East a distance of 347.49 feet: Thence North 01)00'11" East, a distance of 30.00 feet: Thence North 72)29'41" East, a distance of 366.48 feet to the point of beginning of this description: Thence South 01)01'35" West, a distance of 41.33 feet to a point on the right-of-way line of the seaboard coastline railroad, that is now laid out and in use: Thence North 45)35'19" East, a distance of 596.03 feet to the point of curvature of a circular curve to the left: Thence Northerly and Easterly along the arc of said curve, having a radius of 3365.62 feet, and an arc distance of 0.25 feet to a point on the Easterly boundary of the Lake Worth drainage district: The last two described courses being coincident with said right-of-way line: Thence North 17)26'44" West, a distance of 40.08 feet: Thence North 44)26'44" West, a distance of
141.82 feet: the last two described courses being coincident with the Easterly boundary of the Lake Worth drainage district: Thence North 89)41'01" West, a distance of 309.96 feet: Thence South 01)01'35" West, a distance 522.29 feet to the point of beginning: less and except therefrom the following described parcel:

Commencing at the South one quarter of said section 6: Thence North 00)58'48" East along said North-South quarter line, a distance of 664.54 feet: Thence South 89)41'52" East, a distance of 347.49 feet: Thence North 01)00'11" East, a distance of 242.48 feet to the point of beginning of this description: Thence continue North 01)00'11" East, a distance of 421.98 feet: Thence South 89)41'01" East, a distance of 98.61 feet: Thence South 00)18'59" West, a distance of 97.55 feet: Thence South 89)41'01" East, a distance of 81.73 feet: Thence South
44)24'41" East, a distance of 100.00 feet: Thence South 45)35'19" West, a distance of 245.00 feet: Thence South 44)24'41" East, a distance of 65.00 feet:
Thence South 45)35'19" West, a distance of 80.00 feet: Thence North 44)24'41" West, a distance of 65.00 feet: Thence South 45)35'19" West, a distance of 35.00 feet to the point of beginning.

Said lands situate, lying, and being in Palm Beach County, Florida, and subject to all easements, reservations, and right-of-way of record.

Together with (a) non-exclusive easements for ingress and egress for pedestrian and vehicular traffic, and for the installation and maintenance of utility lines and appurtenances over, across and under Parcel R-1, Parcel R-2, Parcel R-2A, Parcel R-3, APOC II Roads and Parcel R-3A to the extent that a portion of Parcel R-3A is not located within the insured lands: and (B) a non-exclusive easement for water retention, water management and drainage purposes over, across and under all lakes, water retention areas and drainage easements or areas established within the Total Arvida Property, all as more particularly described and defined in that certain Agreement for and Grant of Easements and Other Rights, dated September 8,1982 and recorded in Official Records Book 3788, page 1058: as supplemented by Supplemental Agreement dated September 8, 1982 and recorded in Official Records Book 3788, page 1095: and as amended by Reconfirmation and Regrant of Easements and Other Rights dated September 19,1983 and recorded in Official Records Book 4041, page 1854 and as further amended by Amendment to Agreement for and Grant of Easements and Other Rights dated April 18, 1984 and recorded in Official Records Book 4312, page 1721 all of the Public Records of Palm Beach County, Florida.

And, further together with all of the non-exclusive, access easements, parking easements and utility easements, over the common areas located within the perimetrical boundaries of the Park Place Royale lands as set forth in exhibit "1" attached hereto, as contained in that certain Common Area Operations and Reciprocal Easement Agreement, dated May 30,1984 and recorded in Official Records Book 4259, page 1548, as amended by First Amendment to Common Area


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                                       34

Operation and Reciprocal Easement Agreement, dated August 29,1984 and recorded in Official Records Book 4341, page 258 and further amended by Second Amendment to Common Area Operation and Reciprocal Easement Agreement, recorded in Official Records Books 6403, page 553 all of the public records of Palm Beach County, Florida.




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                                       35

                                   EXHIBIT "B"








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                                       36

                                   EXHIBIT "C"


                             Parking Space Schedule



Tenant shall be permitted to use undercover and/or covered parking spaces based upon availability.

All said parking spaces shall be in areas designated by Landlord and are subject to relocation by Landlord at any time. Landlord will not monitor the parking spaces nor the Parking Facilities and shall have no liability to Tenant, its employees, agents, licensees or invitees for any damages to or loss of vehicles, automobiles, or accessories, or the contents thereof, caused by fire, theft, collision or any other cause whatsoever.

LANDLORD SHALL PROVIDE TENANT WITH SIX (6) TEN (10) RESERVED PARKING SPACES IN THE PARKING STRUCTURE AT NO CHARGE AS FOLLOWS:




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                                       37

                                   EXHIBIT "D"

                             CLEANING SPECIFICATIONS
                    to be performed during non business hours

                               SPECIFICATIONS FOR
                                    WACKENHUT


                                                                                                            SERVICE
                                                                                                            DAYS/YR
                                                                                                            -------
LOBBY

o        Empty all trash receptacles and replace liners as necessary.                                        260
o        Remove all collected trash to designated area.                                                      260
o        Dust all chair and table legs and rungs, baseboards,                                                260
         ledges, moldings, and other low reach areas.
o        Spot clean all horizontal and vertical surfaces removing                                            260
         fingerprints, smudges and stains.
o        Clean and polish all drinking fountains.                                                            260
o        Fully vacuum all carpets from to wall.                                                              260
o        Clean both sides of all glass doors.                                                                260
o        Clean and polish all bright metal work.                                                             260
o        Clean lobby sign directories removing all soil.                                                     260
o        Vacuum walk-off mats.                                                                               260
o        Dust mop all hard surface floors with treated dust mop.                                             260
o        Mop all stains and spills, especially coffee and drink spills.                                      260
o        Dry buff all hard surface floors using a standard floor machine.                                     52
o        Detail clean threshold plates removing all visible soil.                                             52
o        Dust all surfaces above normal reach including sills, ledges,                                        52
         moldings, shelves, doorframes, pictures and vents.
o        Clean all baseboards.                                                                                 4
o        Wash all trash containers.                                                                            4

OFFICE AREAS

o        Empty all trash receptacles and replace liners as necessary.                                        260
o        Remove all collected trash to designated area.                                                      260
o        Dust all horizontal surfaces.                                                                       260
o        Spot clean all walls, light switches and doors.                                                     260
o        Damp clean interior and exterior of microwave oven.                                                 260
o        Clean and polish all drinking fountains.                                                            260
o        Using approved spotter, spot clean carpeted area.                                                   260
o        Fully vacuum all carpets from wall to wall.                                                         260
o        Clean all partition glass.                                                                          260
o        Dust mop all hard surface floors with treated dust mop.                                             260
o        Mop all stains and spills, especially coffee and drink spills.                                      260
o        Dust ledges and window sills.                                                                        52
o        Dust all low reach areas.                                                                            52
o        Damp mop entire area.                                                                                52
o        Spot clean all horizontal and vertical surfaces removing                                             52
         fingerprints, smudges and stains.
o        Dust all high reach areas.                                                                           12
o        Machine scrub hard surface floor and apply one coat of polish,                                       12
         allow to dry, then buff.
o        Clean all ceiling vents.                                                                             12
o        Strip hard surface floor and recoat with three coats of                                               1
         floor polish.

RESTROOMS

o        Refill dispensers and empty trash, clean and sanitize all                                           260
         restroom fixtures, wipe all counters, clean mirrors,
         wipe chrome, spot wipe partitions, sweep and damp mop floors using a germicidal cleaner.
o        Dust and clean all return air vents.                                                                 12
o        Wash all restroom partitions on both sides.                                                          12
o        Machine scrub all restroom floors using germicidal detergent.                                        12



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                                       38


o        Clean both sides of all doors.                                                                       12
o        Hand wash all walls.                                                                                  4

ELEVATORS

o        Completely clean elevator floors.                                                                   260
o        Clean and polish elevator bright work.                                                              260
o        Clean and polish metal elevator threshold plates.                                                    52

STAIRS

o        Police stairs and pick up litter.                                                                   260
o        Dust all horizontal surfaces.                                                                        52
o        Spot clean all walls, light switches and doors.                                                      52
o        Dust mop stairs, dust railings, ledges and spot clean.                                               52
o        Damp mop stairs, dust railings, ledges and spot clean.                                               12

PUBLIC AREAS

o        Empty all trash receptacles and replace liners as necessary.                                        260
o        Remove all collected trash to designated area.                                                      260
o        Empty and damp wipe ashtrays; clean cigarette urns,                                                 260
         smooth sand and replace as necessary.
o        Dust all horizontal surfaces.                                                                       260
o        Clean and polish all drinking fountains.                                                            260
o        Fully vacuum all carpets from wall to wall.                                                         260
o        Using approved spotter, spot clean carpeted area.                                                   260
o        Dust high and low areas (e.g., pictures, clocks, partition                                           52
         tops, etc.)
o        Clean all ceiling vents.                                                                             12
o        Clean all baseboards.                                                                                 4

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                                       39

                                   EXHIBIT "E"

                              RULES AND REGULATIONS


BUILDING RULES AND REGULATIONS. Tenant and its employees, agents, licensees and invitees shall faithfully observe and comply with the following Rules and Regulations and all reasonable modifications of any additions thereto from time to time put into effect by Landlord, Landlord shall not be responsible to Tenant for the non-performance of any said Rules and Regulations by any other tenant or occupant of the Building.

1. ADVERTISING. Landlord shall have the right to prohibit any advertising by Tenant IN THE BUILDING which, in Landlord's opinion tends to impair the reputation of the Building or its desirability as an office building, and upon written notice from Landlord, Tenant promptly shall refrain from or discontinue such advertising. Without limiting the foregoing, no advertising or notices shall be permitted in the windows or common areas of the Building.

2. BICYCLES, ANIMALS. Tenant shall not bring any animals or birds into the Building, and shall not permit any type of vehicle including bicycles, inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

3. DANGEROUS OR IMMORAL ACTIVITIES. Tenant shall not make any use of the Demised Premises which involves the danger of injury to person or property, nor shall the same be used for any immoral use.

4. DELIVERIES. Tenant shall ensure that deliveries of materials and supplies to the Demised Premises are made through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage to the Building caused by any person making such deliveries.

5. FURNITURE AND EQUIPMENT. Tenant shall ensure that furniture and equipment being moved into or out of the Demised Premises is moved through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and MOVERS SHALL NAME LANDLORD AS AN ADDITIONAL INSURED, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby.

6. HEAVY ARTICLES. Tenant shall not place in or move about the Demised Premises without Landlord's prior written consent any safe or other heavy article which in Landlord's reasonable opinion may damage the Building. Landlord may designate the location of any heavy articles in the Demised Premises.

7. LOADING, UNLOADING AND MOVING.

         A. The delivery and shipping of merchandise, supplies, fixtures, and other materials or goods of whatsoever nature to or from the Demised Premises and all loading, unloading and handling thereof shall be done only at such times, in such areas, by such means and through such elevators, entrances, halls and corridors as are designated by Landlord.



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                                       40

         B. Landlord accepts no liability and Tenant hereby releases Landlord of all liability with respect to the operation of delivery facilities for the Building, or the adequacy thereof, or of the acts or omissions of any person or persons engaged in the operation thereof, or in the acceptance, holding, handling or dispatch, or any error, negligence or delay therein.

         C. Landlord may from time to time make and amend regulations for the orderly and efficient operation of the delivery facilities for the Building, and may require the payment of reasonable and equitable charges for delivery services provided by Landlord, SUBJECT TO THE PROVISIONS OF SECTION 7. P. OF THE LEASE..

         D. No furniture may be moved in or out of the Building without prior SCHEDULING of Landlord. Arrangements for the moving must be made with Landlord's office and must be supervised by Landlord's representative. Tenant agrees to pay for any and all damages to any part of the Building or Demised Premises because of such moving, by either Tenant, its agents or movers. Reasonable charges will be made for the use of material and office building personnel including supervision, needed to assist in the Tenant's move in, within, or out of the Building.

8. OBSTRUCTIONS. Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells or other common areas of the Building, or use such locations for any purpose except access to and exit from the Demised Premises without Landlord's prior written consent, Landlord may remove at Tenant's expense any such obstruction or item (unauthorized by Landlord) without notice or obligation to Tenant. Additionally, Tenant shall not permit its employees, agents, invitees, or customers to loiter, sleep, assemble or congregate within any common areas or grounds of the Building.

9. ODORS. Tenant shall not permit any odors of cooking or other processes including smoking, or any unusual or other objectionable odors to permeate in or emanate from the Demised Premises.

10. PARKING. Tenant shall ensure that its employees, customers, clients, guests, invitees and licensees comply with the following parking regulations, and acknowledges that such regulations shall be strictly enforced by Landlord.

         A. The designated area on the first floor of the Parking Facilities shall be used only by guests, clients and customers of the tenants of the Building.

         B. The other areas of the Parking Facilities shall be used only by the employees of tenants of the Building.

         C. All service vehicles (including those engaged in deliveries, loading and unloading) must park only in the designated service parking area. Parking in the service parking area shall be limited to a maximum of one (1) hour, provided, however, that a tenant may make arrangements with the Landlord for longer parking periods when moving in or moving out of the Building.

         D. Landlord reserves the right to control the method, manner and time of parking in the Parking Facilities.



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                                       41

         E. In the event of any violation of the parking regulations, Landlord shall have the right to post a notice of violation on the offending vehicle and to tow the offending vehicle (regardless of whether the vehicle is owned by a Tenant or any party, including any employee, customer, client, invitee or licensee of a Tenant), and to charge the expense thereof to the applicable Tenant as Additional Rent, or terminate the Tenant's license to park in the Parking Facilities. In the event of continued violations of these Regulations, and after notice to the Tenant, the Landlord may assess a charge of twenty dollars ($20.00) against the Tenant for each violation, which shall be payable as additional rent.

11. PROPER CONDUCT. Tenant, its employees and invitees, shall not conduct themselves in any manner which is inconsistent with the character of the Building as a first quality Building or which will impair the comfort and convenience of other tenants in the Building.

12. PERSONAL USE OF PREMISES. The Demised Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes, or for the storage of personal effects or property not required for business purposes.

13. REFUSE. Tenant shall place all refuse in proper receptacles provided by Tenant at its expense in the Demised Premises, or in receptacles (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building, and lobbies, corridors, stairwells, ducts and shafts of the Building free of all refuse.

14. SIGNS. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Demised Premises or the Building (or on the inside of the Demised Premises if the same is visible from the outside of the Demised Premises) without the prior written consent of Landlord, except that the name of the Tenant may appear on the entrance door of the Demised Premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Tenant violating this Rule. All signs and lettering, including the Building directory, shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord. TENANT WILL BE PERMITTED STANDARD BUILDING SIGNAGE IN THE ONE PARK PLACE LOBBY DIRECTORY, AS WELL AS EXCLUSIVE SIGNAGE AT THE ENTRANCE TO THE SEVENTH FLOOR.

14A. EXTERIOR SIGNAGE. TENANT WILL BE GRANTED EXCLUSIVE SIGNAGE ON THE EASTERN EXTERIOR FACADE OF THE PARKING STRUCTURE, SUBJECT TO MUNICIPAL CODES AND REVIEW AND APPROVAL BY THE ARVIDA PARK OF COMMERCE, AS WELL AS LANDLORD'S APPROVAL OF THE ACTUAL SIGNAGE.

15. SOLICITATIONS. Landlord reserves the right to prohibit canvassing, soliciting or peddling in the Building but shall not be in any manner liable for any such acts within or about the Building.

16. WATER FIXTURES. Tenant shall not use water fixtures for any purposes for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by Tenant shall be paid for by Tenant.



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17. WINDOWS. The Tenant acknowledges the importance of the exterior glass to the architectural integrity of the Building, and agrees to observe Landlord's rules with respect to maintaining at all windows in the Demised Premises so that the Building presents a uniform exterior appearance. Tenant shall not install any window shades, drapes, covers or other materials on or at any window in the Demised Premises without Landlord's prior consent, Landlord shall have the right to approve the color, design and all materials of window treatments. Further, no window treatments which may be installed by Landlord shall be removed or altered by Tenant.

18. PUBLIC ACCESS. Landlord reserve the right at all times to exclude the general public from the Building upon such days and at such hours as in Landlord's sole judgment will be in the best interest of the Building and its tenants.

19. WIRES. No wires of any kind or type (including but not limited to T.V. and radio antennas) shall be attached to the outside of the Building and no wires shall be run or installed in any part of the Building without Landlord's prior written consent. TENANT WILL INSTALL AT ITS OWN COST AND EXPENSE WITH LANDLORD'S PRIOR WRITTEN APPROVAL A SMALL SATELLITE DASH ON THE ROOF OF THE BUILDING WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.

20. LOCKS. No lock or similar devices shall be attached to any door or window in the Demised Premises without Landlord's Prior Written consent. In the event Tenant installs locks incompatible with the Building Master Locking System:

         A. Landlord without abatement of Rent, shall be relieved of any obligation to provide any service whatsoever to areas so restricted;

         B. Tenant shall indemnify Landlord against any expense as a result of forced entry into any areas so restricted which may be required in an emergency;

         C. Tenant shall at the end of the term remove such locks at Tenant's expense.

21. BIOLOGICAL HAZARDS Tenant shall take all necessary and reasonable actions to protect the leased and common areas of the Building from intrusion, contamination, transport or spread of biological hazards from third parties, business invitees or employees of the Tenant. To that end, all mail shall be removed promptly from the mail facilities in the Building and thereafter examined and/or opened only within the confines of the Tenant's leased areas or outside of the Building premises.

         Tenant shall be responsible for any contamination caused by the negligent handling or opening of mail within the common areas of the premises.



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                                    EXHIBIT G

                         ENVIRONMENTAL IMPACT PROVISIONS

Section A.   Compliance with Law.

Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state county and municipal authorities pertaining to Tenant's use of the Premises and with the recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and utility availability, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises.


Section B.  Use of Hazardous Material.

1. Tenant shall not cause or permit any hazardous material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees contractors or invitees EXCEPT AS CUSTOMARILY USED FOR OFFICE PURPOSES. If Tenant breaches this obligation, the Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorney's fees, consultant fees and expert fees which arise during or after the term of the Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Demised Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Demised Premises caused by tenant results in any contamination of the Demised Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Demised Premises to the conditions existing prior to the introduction of any such Hazardous Material to the Premises; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Demised Premises. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

2. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (140 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law.



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3. INSPECTION. Landlord and its agents shall have the right, but not the duty, to inspect the Demised Premises at any time AFTER REASONABLE NOTICE TO TENANT DURING BUSINESS HOURS to determine whether Tenant is complying with the terms of this Lease. If Tenant is not in compliance with this Lease, Landlord shall have the right to immediately enter upon the Premises to remedy any contamination caused by Tenant's failure to comply notwithstanding any other provision of this Lease. landlord shall use its best efforts to minimize interference with Tenant's business but shall not be liable for any interference caused thereby.

4. DEFAULT. Any default under this Paragraph shall be a material default enabling Landlord to exercise any of the remedies set forth in this Lease.










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